                                                                   EXHIBIT 10.29

                             CONTRIBUTION AGREEMENT

     THIS CONTRIBUTION AGREEMENT (this "Agreement") is made on January 24, 2003, by and among REMINGTON ARMS COMPANY, INC., a Delaware corporation ("Remington"), and RA FACTORS, INC., a Delaware corporation ("Factors"; Remington and Factors are hereinafter sometimes referred to individually as a "Borrower" and collectively as the "Borrowers"); RA BRANDS, L.L.C., a Delaware limited liability company ("Brands"), and RBC HOLDING, INC., a Delaware corporation ("RBC"; Brands and RBC together with any other Person who may become a Guarantor pursuant to the Credit Agreement or this Agreement, are hereinafter sometimes referred to individually as a "Guarantor" and collectively as the "Guarantors"); and WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as administrative and collateral agent (together with its successors in such capacities, the "Agent") for various financial institutions ("Lenders") parties from time to time to the Credit Agreement (as defined below).

                                    RECITALS

     Borrowers, Agent, Lenders and Fleet Capital Corporation, in its capacity as syndication agent, and National City Commercial Finance, Inc., in its capacity as documentation agent, are parties to that certain Credit Agreement dated January 24, 2003 (as the same may be amended, supplemented, waived or otherwise modified from time to time, the "Credit Agreement"), pursuant to which Lenders have agreed to extend loans and other certain financial accommodations to Borrowers. Capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

     The obligations of Lenders to make financial accommodations available to Borrowers under the Credit Agreement from time to time are conditioned upon, among other things, the execution and delivery of this Agreement and the undertaking of the parties pursuant to the terms hereof.

     Each Guarantor has heretofore executed and delivered to Agent a Subsidiary Guaranty dated the date hereof pursuant to which such Guarantor has agreed to guarantee payment of all of the Obligations arising under the Credit Agreement or otherwise (individually, a "Guaranty," and collectively, the "Guaranties").

     As a result of transactions contemplated by the Credit Agreement, Guarantors will benefit, directly and indirectly, from the extension of financial accommodations by Lenders under the Credit Agreement and, in consideration thereof, Guarantors desire to enter into this Agreement to provide a fair and equitable arrangement to make contributions in the event payments are required to be made under any of the Guaranties.

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     NOW THEREFORE, in consideration of the premises and the sum of $10.00 and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Acknowledgments and Representations. Each Borrower and each Guarantor acknowledges that Borrowers and Guarantors are collectively engaged in the business of designing, manufacturing and marketing sporting goods products for the hunting and shooting sports marketplace and for the fishing marketplace. Borrowers and Guarantors further acknowledge that the extension of credit from Lenders to Borrowers pursuant to the Credit Agreement is vital to the continued successful operation of Borrowers and Guarantors. Each Guarantor expects to derive substantial direct benefits from the extension of credit by Lenders to Borrowers pursuant to the Credit Agreement in their separate capacities since the continued successful operation of each Guarantor is directly dependent upon the continued successful operation of Borrowers. Among other things, Brands has obtained all of the intellectual property assets that it owns from Remington and new intellectual property created by Brands is created in furtherance of the business of Remington, and RBC is a holding company whose sole asset is certain membership interests in Brands. Further, each Borrower and each Guarantor acknowledges that the financial condition of each Guarantor will be enhanced by the extension of credit by Lenders to Borrowers pursuant to the Credit Agreement as such credit will better enable Borrowers to continue to maintain their relationships with such Guarantor, including those specified in the immediately preceding sentence. Accordingly, Guarantors are willing to guarantee the Obligations.

     2. Indemnity. In addition to all such rights of indemnity and subrogation that each Guarantor may have under Applicable Law (but subject in all events to Section 4 hereof), Borrowers agree that (a) in the event a payment shall be made to Agent or Lenders by any Guarantor under any Guaranty in respect of any of the Obligations, Borrowers shall jointly and severally indemnify such Guarantor for the full amount of such payment, and (b) if any assets of any Guarantor shall be sold pursuant to any stock pledge agreement, security agreement, assignment, pledge, mortgage or other similar instrument or agreement to satisfy any portion of the Obligations, Borrowers shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

     3.   Contribution.

          (a) If any Guarantor shall make a payment under a Guaranty (a "Paying Guarantor"), such Guarantor shall have the right to obtain contribution, in an amount determined as set forth in Section 3(b) below, from any other Guarantor or Guarantors that have not made payments under their respective Guaranties at least proportionately equal (on the basis of their respective Allocable Percentages, as such term is hereinafter defined) in amount to the payments made by the Guarantor seeking contribution. The liability of the Guarantors hereunder to make contribution to any other Guarantor as aforesaid shall be absolute and shall not be affected or impaired by (i) any defense, counterclaim or setoff that any Borrower or any Guarantor may have or assert against Agent or any Lender under any of the Guaranties, (ii) any failure, neglect or omission on the part of Agent

                                        2

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or any Lender to realize upon any Collateral or to enforce payment for the
Obligations from any Person, (iii) the release, discharge or failure of Agent to perfect a security interest in any or all of the Collateral, (iv) the release or discharge of any Borrower from its obligations, or (v) the release or discharge of any other Guarantor from its obligations under its Guaranty (whether any such release is granted by Agent or Lenders or by operation of law). Any proceeds received by Agent or Lenders from a foreclosure sale of any assets of a Guarantor securing payment of the Obligations shall be deemed a payment by such Guarantor for purposes hereof.

          (b) Any Paying Guarantor entitled to contribution hereunder shall be entitled to receive from each of the other Guarantors an amount equal to (i) the product arrived at by multiplying the sum of all payments made by all Guarantors to Agent or Lenders under a Guaranty by the Allocable Percentage of the Guarantor from whom contribution is sought, less (ii) the amount, if any, actually paid to Agents and Lenders under the Guaranties by the Guarantor from whom contribution is sought (said last mentioned amount which is to be subtracted from the aforesaid product shall be increased by any amounts theretofore paid by such Guarantor by way of contribution hereunder, and shall be decreased by any amounts theretofore received by such Guarantor by way of contribution); provided, however, that a Paying Guarantor's recovery of contribution from the other Guarantors hereunder shall be limited, exclusive of interest, to that amount paid by the Paying Guarantor in excess of such Paying Guarantor's Allocable Percentage of all payments made by all Guarantors to Lenders under the Guaranties. Amounts due by way of contribution hereunder shall bear interest, until paid, at a per annum rate equal to the Alternate Base Rate. As used herein, the term "Allocable Percentage" shall mean, on any date of determination thereof, a fraction, the denominator of which shall be equal to the number of Guarantors who are parties to this Agreement on such date and the numerator of which shall be 1; provided, further, however, that such percentages shall be modified, in the event that contribution from a Guarantor is not possible by reason of insolvency, bankruptcy or otherwise, by reducing such Guarantor's Allocable Percentage to zero and by increasing the Allocable Percentages of all remaining Guarantors proportionately so that the Allocable Percentages of all Guarantors at all times equals 100%.

          (c) Guarantors further covenant and agree for themselves and their respective successors and assigns, jointly and severally, absolutely and unconditionally, that each shall at all times indemnify and keep indemnified each of the other Guarantors and hold and save each of them harmless from and against any and all actions or causes of actions, claims, demands, liabilities, losses, damages or expenses of whatever kind and nature, including, without limiting the generality of the foregoing, attorneys' fees, which any Guarantor shall or may at any time sustain or incur in any suit or proceeding instituted to enforce the obligations of this Agreement in excess of the amount equal to such Guarantor's Allocable Percentage of personal liability under the terms hereof.

          (d) Nothing in this Agreement shall alter, modify or rescind the waiver of each Guarantor's right of subrogation against Borrowers with respect to a payment made by such Guarantor under its respective Guaranty, as such waiver is set forth in such Guaranty.

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     4.   Subordination. Notwithstanding any provision of this Agreement to the contrary, (a) all rights of Guarantors under Sections 2 and 3 hereof and all other rights of indemnity, contribution, subrogation or exoneration under Applicable Law or otherwise shall be fully subordinated to the indefeasible payment in full of the Obligations, and (b) no such rights shall be enforced until all of the Obligations shall have been indefeasibly paid in full and the Credit Agreement shall have been irrevocably terminated. If any amount shall be paid to any Guarantor on account of any such indemnity, contribution, subrogation or exoneration rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of Lenders and shall forthwith be paid to Agent to be credited and applied to the Obligations (whether matured or unmatured), in accordance with the terms of the Credit Agreement. No failure on the part of any Borrower or any Guarantor to make the payments required by Sections 2 and 3 (or any other payments required under Applicable Law or otherwise) shall in any respect limit or otherwise affect the obligations and liabilities of any Guarantor under any Guaranty, and each Guarantor shall remain liable to Agent and Lenders for the full amount of the obligations of such Guarantor under the Guaranty executed by it.

     5. Allocation. If at any time there exist more than one Guarantor seeking contribution hereunder, then payment from the other Guarantors pursuant to this Agreement shall be allocated among such Guarantors in proportion to the total amount of money paid for or on account of the Obligations by each Guarantor seeking contribution.

     6. Preservation of Rights. This Agreement shall not limit or affect in any manner any right which any Guarantor may have against any other Person that is not a party hereto.

     7. Release Following Permitted Asset Sale. If all of the Equity Interests of any Guarantor or all of its assets shall be sold or otherwise disposed of (whether by outright sale, merger or consolidation or otherwise) in any sale of Equity Interests or assets not prohibited by the Credit Agreement or otherwise consented to by Agent and Lenders in writing, or if any Guarantor shall be released from its Guaranty then the agreements of such Guarantor hereunder (in the event of a sale of all of the Equity Interests of such Guarantor) or the Person acquiring all of the assets of such Guarantor (in the event of a sale of all of the assets of such Guarantor) shall automatically be discharged and released without any further action by such Guarantor and shall be assumed in full by the Person which prior to such sale or consent owned the stock of such Guarantor, effective as of the time of such stock sale or consent.

     8. Equitable Allocation. If as a result of any reorganization, recapitalization or other entity change in Remington or any of its Subsidiaries, or as a result of any amendment, waiver or modification of the terms and conditions governing a Guaranty or any of the Obligations, or for any other reason, the contributions under this Agreement become inequitable, the parties hereto shall, if consented to or directed by Agent, promptly modify and amend this Agreement to provide for an equitable allocation of contributions.

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     9.   Asset of Party to Which Contribution and Indemnification are Owing.
The parties hereto acknowledge that the rights to contribution and indemnification hereunder shall each constitute an asset in favor of the party to which such contribution or indemnification is owing.

     10. Representations and Warranties of Guarantors. Each Guarantor represents and warrants to Agent, for the benefit of itself and Lenders, that such Guarantor is duly empowered and authorized to execute, deliver and perform all of its obligations under this Agreement; that, after giving effect to its execution and delivery of the Guaranty signed by it and this Agreement, such Guarantor is Solvent; and such Guarantor has executed the Guaranty signed by it and this Agreement on the basis that the financing transactions contemplated by the Credit Agreement will inure to the direct and indirect benefit and advantage of such Guarantor.

     11. Successors and Assigns. This Agreement shall be binding upon each party hereto and its respective successors and assigns and shall inure to the benefit of the parties hereto and their respective successors and assigns. None of any Guarantor's rights or any interest therein under this Agreement may be assigned or transferred without the written consent of Agent. In the event of any such transfer or assignment of rights by any Guarantor, the rights and privileges herein conferred upon that Guarantor shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

     12. Amendment. No amendment or modification to this Agreement shall be effective unless in writing and signed by each of the parties hereto.

     13. Termination. This Agreement shall remain in effect and shall not be terminated as to any Guaranty until such Guaranty has been discharged, released or otherwise satisfied in accordance with its terms.

     14. Choice of Law. This Agreement shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York without regard to the conflict of law principles thereof (other than Section 5-1401 of the New York General Obligations Law).

     15. Counterparts. This Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

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     16.  Additional Guarantors. If, after the date hereof, a Borrower shall acquire or form any Wholly Owned Subsidiary that is a Domestic Subsidiary (a "Wholly Owned Domestic Subsidiary"), if so requested by Agent (in its sole discretion or at the discretion of the required Lenders) Borrowers shall cause such Wholly Owned Domestic Subsidiary to execute and deliver to Agent a Subsidiary Guaranty with respect to the obligation and an instrument in the form of Annex 1 attached hereto. The execution and delivery of any such instrument shall not require the consent of any Guarantor hereunder, and the failure of any such Wholly Owned Domestic Subsidiary to execute either a Subsidiary Guaranty or such Annex 1 shall not be a defense to any Guarantor's liability hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.

     17. Severability. If any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, then the validity, legality or enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     18. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing and mailed, telecopied or delivered, if to any Guarantor, addressed to it at the address set forth for such party in the Guaranty signed by it, and if to any other party, at the address set forth for such party in the Credit Agreement. All such notices and other communications shall be given and be deemed to have been received as provided by the terms of the Credit Agreement.

     19. Jury Trial Waiver. To the fullest extent permitted by Applicable Law, each of the parties hereto waives the right to trial by jury with respect to any matter arising out of or relating to this Agreement.

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

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day and year first above written.

                                  REMINGTON ARMS COMPANY, INC.

                                  By: /s/ Thomas Millner
                                     --------------------------
                                  Name:  Thomas Millner
                                  Title: President


                                  RA FACTORS, INC.

                                  By: /s/ Mark A. Little
                                     --------------------------
                                  Name:  Mark A. Little
                                  Title: President


                                  RA BRANDS, L.L.C.

                                  By: /s/ Thomas Millner
                                     --------------------------
                                  Name:  Thomas Millner
                                  Title: President


           :                      RBC HOLDING, INC.

                                  By: /s/ Mark A. Little
                                     --------------------------
                                  Name:  Mark A. Little
                                  Title: Vice President

                                  WACHOVIA BANK, NATIONAL
                                  ASSOCIATION, as Agent

                                  By: /s/ Brian R. O'Fallon
                                     --------------------------
                                  Name:  Brian R. O'Fallon
                                  Title: Director

                                     ANNEX 1

     SUPPLEMENT NO. ______ dated __________, 200__ to the CONTRIBUTION AGREEMENT dated January __, 2003 (the "Contribution Agreement") by and among REMINGTON ARMS COMPANY, INC., a Delaware corporation ("Remington"), and RA FACTORS, INC., a Delaware corporation ("Factors"; Remington and Factors are hereinafter sometimes referred to individually as a "Borrower" and collectively as the "Borrowers"); and WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as administrative and collateral agent (together with its successors in such capacities, the "Agent") for various financial institutions ("Lenders") parties from time to time to the Credit Agreement (as defined below), and each of the subsidiaries or affiliates of Borrowers that are parties to the Contribution Agreement (referred to herein individually as a "Guarantor" and collectively as the "Guarantors"). Capitalized terms used herein and not otherwise defined herein, shall have the meanings ascribed to such terms in the Credit Agreement (as hereinafter defined).

     Guarantors have entered into the Contribution Agreement in order to induce Lenders to make loans and extend other credit to Borrowers pursuant to a Credit Agreement, dated January __, 2003, among Borrowers, Agent, Lenders and Fleet Capital Corporation, in its capacity as syndication agent, and National City Commercial Finance, Inc., in its capacity as documentation agent (as the same may be amended, supplemented, waived or otherwise modified from time to time, the "Credit Agreement"). Pursuant to the Contribution Agreement, each Wholly Owned Domestic Subsidiary that is a Domestic Subsidiary (a "Wholly Owned Domestic Subsidiary") that was not in existence on the date thereof is required to execute a Guaranty, if so requested by Agent (in the sole discretion or at the discretion of the Required Lenders), pursuant to which it would guaranty all of the Obligations of Borrowers to Agent and Lenders and to enter into the Contribution Agreement as a Guarantor upon becoming a Wholly Owned Domestic Subsidiary of a Borrower. The Contribution Agreement provides that additional Wholly Owned Domestic Subsidiaries of a Borrower may become Guarantors under the Contribution Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned ("New Guarantor") is a Subsidiary of a Borrower, has agreed to guarantee the payment and performance of the Obligations pursuant to a Guaranty in favor of Agent for the benefit of Agent and Lenders and is executing this Supplement in accordance with the requirements of the Credit Agreement to become a party to the Contribution Agreement in order to induce Lenders to continue to extend credit under the Credit Agreement and as consideration for the financial accommodations previously made available to Borrowers under the Credit Agreement.

     NOW THEREFORE, in consideration of the premises and the sum of $10.00 and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Agent and New Guarantor, intending to be legally bound, hereby agree as follows:

     SECTION 1. In accordance with the Contribution Agreement, New Guarantor by its signature below becomes a Guarantor under the Contribution Agreement with the same force and effect as if originally named therein as a Guarantor, and New Guarantor hereby agrees to all the terms and provisions of the Contribution Agreement applicable to it as a Guarantor thereunder. Each reference to a "Guarantor" in the Contribution Agreement shall be deemed to include New Guarantor. The Contribution Agreement is hereby incorporated herein by reference.

     SECTION 2. This Supplement has been duly authorized, executed and delivered by New Guarantor and constitutes a legal, valid and binding obligation of New Guarantor, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

     SECTION 3. This Supplement and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

     SECTION 4. Except as expressly supplemented hereby, the Contribution Agreement shall remain in full force and effect.

     SECTION 5. THIS SUPPLEMENT SHALL BE EFFECTIVE WHEN ACCEPTED AGENT (NEW GUARANTOR HEREBY WAIVING NOTICE OF SUCH ACCEPTANCE) AND SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

     SECTION 6. In case any provision in or obligation under this Supplement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     SECTION 7. New Guarantor agrees to reimburse Agent for Agent's reasonable out-of-pocket expenses in connection with this Supplement, including, without limitation, the fees, and expenses of counsel for Agent.

                            [Signature page follows]

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     IN WITNESS WHEREOF, New Guarantor and Agent have duly executed this
Supplement to the Contribution Agreement under seal as of the date and year first above written.

ATTEST:                                    [NAME OF NEW GUARANTOR]

By:                                     By:
   ------------------------                --------------------------------
   Secretary                               Title:
       [CORPORATE SEAL]                          --------------------------

                                           Address:
                                                   ------------------------
                                           --------------------------------
                                           --------------------------------

                                           Accepted by:

                                           REMINGTON ARMS COMPANY, INC.
                                           ("Borrower")

                                           By:
                                              -----------------------------

                                           Title:
                                                 --------------------------

                                           RA FACTORS, INC.
                                           ("Borrower")

                                           By:
                                              -----------------------------

                                           Title:
                                                 --------------------------

                                           Accepted by:

                                           WACHOVIA BANK, NATIONAL
                                           ASSOCIATION, INC., as Agent
                                           ("Agent")

                                           By:
                                              -----------------------------

                                           Title:
                                                 -------------------------------

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